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                                                                   EXHIBIT 10.65

                              LAS VEGAS SANDS CORP.
                             2004 EQUITY AWARD PLAN

                         NOTICE OF GRANT OF STOCK OPTION
                         -------------------------------

         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Las Vegas Sands Corp. (the "Company"):

         OPTIONEE:
                                          -------------------------------------

         DATE OF GRANT:
                                          -------------------------------------

         NUMBER OF OPTION SHARES:
                                          -------------------------------------

         EXERCISE PRICE PER OPTION SHARE:
                                          -------------------------------------

         TYPE OF OPTION:                        NON-QUALIFIED STOCK OPTION
                                          -------------------------------------

         EXPIRATION DATE:
                                          -------------------------------------

         VESTING SCHEDULE: Subject to your continued employment with the Company or an Affiliate and except as may otherwise be provided in the Company's 2004 Equity Award Plan (the "Plan") or in your stock option agreement (the "Agreement"), the Option shall become vested and exercisable as to twenty-five percent (25%) of the Option Shares on each of the first through fourth anniversaries of the Date of Grant.

         Your Agreement will be forwarded to you separately. Please be advised that this Notice contains a summary of some of the terms of the Plan and your Agreement. Your Option is granted in accordance with and subject to the provisions of the Plan and your Agreement.

         Nothing contained in this Notice, the Plan or your Agreement shall be construed as giving you any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge you at any time for any reason whatsoever.

         All capitalized terms used in this Notice and not defined shall have the meanings ascribed to them in the Plan.

By:__________________________
Name:
Title: